U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2009

                      Dale Jarrett Racing Adventure, Inc.
           (Exact name of registrant as specified in its charter)

         Florida                  333-39942                59-356984
 (State or jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)   File Number)       Identification No.)

                           1313 10th Avenue Lane SE
                             Hickory, NC                   28602
               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 828-267-5996

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 4.01 Changes in Registrant's Certifying Accountant

(a)(1) On December 14, 2009, Dale Jarrett Racing Adventure, Inc.
changed accountants from Stark Winter Schenkein & Co., LLP. to Kingery and Crouse PA.

      (i) On December 14, 2009, the Registrant decided to dismiss Stark Winter Schenkein & Co., LLP as its independent accountants.

     (ii) SWS's report on the financial statements for the past two years ended December 31, 2008, were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles except that SWS's report on the financial statements as of December 31, 2007 and 2008, and each of the years then ended contained explanatory language that substantial doubt existed about the Registrant's ability to continue as a going concern due to the Registrant's net loss and its working capital deficiencies for each of these years.

     (iii)The decision to change accountants was approved by the Registrant's Board of Directors; and

     (iv) During the period from our engagement of SWS on September 6, 2004 to the date we dismissed SWS on December 14, 2009, there were no disagreements with SWS related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SWS, would have caused SWS to make reference to the subject matter of the disagreement in connection with its report.

   (2) On December 14, 2009, the Registrant engaged Kingery and Crouse PA as its independent accountants.

     (i)  Not Applicable

     (ii) Not applicable

   (3) The Registrant has provided to SWS, its former accountant, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from SWS addressed to the Commission, confirming certain statements made by the Registrant in this Item 4.01. A copy of this letter is attached hereto.

(b) Not applicable


Item 9.01 Financial Statements and Exhibits

Exhibit 16    Letter from SWS



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                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dale Jarrett Racing Adventure, Inc.

DATED: December 29, 2009

/s/Timothy B. Shannon
--------------------------------
President, Chief Executive Officer